                         ANNUAL REPORT / OCTOBER 31 1999

                              AIM SUMMIT FUND, INC.

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                    THE PIONEER CABIN OF THE YOSEMITE VALLEY

                   BY CURRIER AND IVES (1857-1907, AMERICAN)

         THE LITHOGRAPHY FIRM OF CURRIER AND IVES IMMORTALIZED LIFE IN

           19TH-CENTURY AMERICA THROUGH ITS SERIES OF POPULAR PRINTS.

         THESE NATIONAL TREASURES SHAPED A WHOLE ERA'S UNDERSTANDING OF

         WHAT IT MEANS TO BE "AMERICAN." THIS CLASSIC PIECE PAYS TRIBUTE

         TO THE PERSEVERANCE AND DEDICATION OF PIONEERS IN THE AMERICAN

      WEST--QUALITIES THAT, TODAY, CHARACTERIZE THE DISCIPLINED INVESTOR.

                     -------------------------------------

AIM Summit Fund, Inc. is for shareholders who seek capital growth through systematic investments.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o During the fiscal year end 10/31/99, Class I shares of the fund paid distributions of $0.9467 per share.
o When sales charges are included in performance figures of Class I shares, performance reflects the maximum 8.50% sales charge. The 8.50% sales charge is attributable to the 15-year investment plan. Maximum sales and creation charges total 8.50% for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus. When sales charges are included in performance figures of Class II shares, performance reflects the maximum 3.33% sales charge. The 3.33% sales charge sales charge is attributable to the 15-year investment plan. Maximum sales and creation charges total 3.33% for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus.
o The fund's average annual total returns, including sales charges, for periods ended 9/30/99 (the most recent calendar quarter-end) are as follows: for Class I shares, one year, 30.66%; five years, 21.83%; 10 years, 15.96%. For Class II shares, inception (7/19/99), -11.37%.
o Because Class II shares have been offered less than one year (since 7/19/99), all total return figures for Class II shares reflect cumulative total returns that have not yet been annualized.
o Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth funds charted by Lipper, Inc., an independent mutual funds performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 stocks (S&P 500) is widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM SUMMIT FUND, INC.

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact our Client Services department at 800-995-4246.
    Thank you for your continued participation in AIM Summit Investors Plans--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                  STAYING FULLY

                   INVESTED IN A DIVERSIFIED PORTFOLIO REMAINS

                      A COMPELLING STRATEGY AND ONE OF YOUR

                       BEST PROSPECTS FOR LONG-TERM GAIN.

                     -------------------------------------

                              AIM SUMMIT FUND, INC.

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND BEATS INDEX, BOOSTED BY TECHNOLOGY HOLDINGS

HOW DID AIM SUMMIT FUND PERFORM DURING THE REPORTING PERIOD?
Benefiting from the technology sector's continued strength, AIM Summit Fund posted impressive gains for the fiscal year ended October 31, 1999. The fund's Class I shares returned 42.79% at net asset value, that is, without the effect of sales charges. Fund performance handily outpaced the S&P 500, which posted a 25.66% return for the fiscal year. The fund's new Class II shares, which commenced sales on July 19, 1999, produced cumulative total return of -2.71%, excluding sales charges, through the end of the fiscal year.
    The fund's net assets soared to $2.62 billion during the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING PERIOD? Investor concern over interest rates generally caused the financial markets to be very volatile in 1999. In June and August, the Federal Reserve Board (the
Fed) raised interest rates in two quarter-point moves. Investors were unsure what Fed policymakers would do at their October meeting, and the uncertainty roiled the markets. The Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the near future.
    During the summer, the equity market experienced a temporary broadening into value, cyclical and smaller-cap stocks, but returned to its narrow, large-cap growth focus in the fall. Most market trends of the last few years continued during the third quarter. The largest stocks in the S&P 500 dominated that index's return while the remainder produced lackluster results. In fact, despite advances by the main market indexes, most stocks underperformed during this time.
    In one of the biggest shake-ups of its 103-year history, the Dow Jones Industrial Average revised its membership in October to include Microsoft, Intel, SBC Communications and Home Depot. The move signaled the markets' transition to the "new economy," dominated by technology, telecommunications and warehouse retailers. As of October 31, 1999, the fund had holdings in Microsoft and Home Depot.

WHAT CONTRIBUTED TO THE FUND'S STRONG GAINS DURING THE REPORTING PERIOD?
The fund's sterling performance can be credited to our exposure to the technology sector, the only S&P 500 industry group to post a positive return during the third quarter, when most sectors of the equity market retreated. Consumer demand has driven the remarkable pace of change in the technology sector. As shown in the timeline below, each time technology has met consumer demand, a new demand is born--for speedier Internet connections, faster microprocessors, more information.
    As of October 31, technology holdings accounted for more than 50% of the fund's total net assets. The fund's 10 largest holdings reflect our continued emphasis on market leaders in this sector. The success of these companies has greatly contributed to the fund's excellent returns during the fiscal year.
    Fund holdings in the semiconductor industry were quite successful. Toward the end of the fiscal year, the semiconductor industry was the strongest performing area within the technology sector in terms of stock price. Chipmakers recovered after several years in the doldrums and are expected to post a 15% increase in production this year. This increase is fueled primarily by the


FUND VS. S&P 500

One-year total returns, excluding sales charges As of 10/31/99
================================================================================
Fund's Class I Shares   42.79%

S&P 500                 25.66%
================================================================================



THE SPEED OF INNOVATION IN TECHNOLOGY

Each time technology has met consumer demand, a new demand is born.
================================================================================
1875         --           Telephone
1924         --           Fax
1955         --           Fiber optics
1962         --           First paging system
1969         --           Internet born
1972         --           First e-mail
1974         --           Term "Internet" first used
================================================================================

          See important fund and index disclosures inside front cover.



                              AIM SUMMIT FUND, INC.

                       ANNUAL REPORT / MANAGERS' OVERVIEW


proliferation of chips for communications and Internet infrastructure.

MICROSOFT IS ONE OF THE FUND'S LARGEST HOLDINGS. HOW WILL THE RULING IN THE DEPARTMENT OF JUSTICE CASE AFFECT YOUR INVESTMENT?
After the close of the reporting period, a federal judge ruled that Microsoft is a monopoly. As of this writing, neither a settlement nor an appeal has been announced, and it seems unlikely that a final decision will be made until 2001. While we cannot comment on our specific plans to buy or sell stocks, we can say that as of this time, Microsoft remains a large holding in the fund. We believe that the growth prospects of the company remain strong, especially with the upcoming introduction of two new software products: Office 2000 and Windows 2000. In the short term, the stock may be volatile, but this is a core growth company that should continue to be a part of our portfolio.

DID YOU MAKE ANY CHANGES TO THE FUND'S PORTFOLIO DURING THE FISCAL YEAR?
As earnings growth narrowed in 1999, we decided to cull the fund's holdings. The number of holdings decreased to 140, from more than 223 a year ago. In keeping with AIM's earnings-momentum investment strategy, we also sold stocks with negative earnings revisions. These sales generated realized capital gains in some cases but allowed us to concentrate on the highest growth stocks. We believe that the overall effect of focusing on the best-performing stocks has been positive and should improve fund performance over the long term.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Shortly after the end of the fiscal year, Fed policymakers increased short-term interest rates by a quarter of a percentage point, but shifted to a neutral bias, indicating that they may or may not raise rates again for the rest of the year. We believe that this move may improve investor confidence in the near future since it means that the Fed is serious about heading off inflationary pressures.
    The long-term outlook for the market remains positive. The United States is experiencing one of the longest expansion periods in its history. The U.S. economy remains strong, inflation is low and the country is enjoying a budget surplus. For these reasons, we remain excited about AIM Summit Fund. We continue to find quality companies in the traditional growth sectors of technology, health care and consumer cyclicals. And although market sectors will always go in and out of favor, we believe that high-growth companies in the large- and mid-cap sectors will continue to fare well in the current strong business environment here and abroad.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

====================================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
 1.  America Online, Inc.                   4.25%   1.  Computers (Software & Services)     17.42%
 2.  JDS Uniphase Corp.                     4.20    2.  Communications Equipment            11.99
 3.  Microsoft Corp.                        3.67    3.  Electronics (Semiconductors)         6.36
 4.  Cisco Systems, Inc.                    3.38    4.  Computers (Networking)               4.67
 5.  EMC Corp.                              3.14    5.  Computers (Peripherals)              4.04
 6.  Motorola, Inc.                         2.60    6.  Financial (Diversified)              3.54
 7.  PMC-Sierra, Inc.                       2.15    7.  Telecommunications (Long Distance)   2.65
 8.  Broadcom Corp.-Class A                 1.85    8.  Biotechnology                        2.39
 9.  International Business Machines Corp.  1.78    9.  Computers (Hardware)                 2.39
10.  Nokia Oyj-ADR                          1.76   10.  Oil & Gas (Drilling & Equipment)     2.06

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================

================================================================================
1979               --      First discussion groups online
1983               --      Cellular telephones
1991               --      World Wide Web goes public
1992               --      14.4k modems
1996               --      61 million Internet users; 33.6k, 56k, and cable
                           modems
1997               --      One million Web sites; e-commerce equals $7.4 billion
1998               --      147 million Internet users
1999               --      Five million Web sites
2000 and beyond    --      720 million Internet users by 2005; e-commerce
                           predicted to top $1 trillion
================================================================================
Sources: The Wall Street Journal, Nua Ltd., IDC, eMarketer

          See important fund and index disclosures inside front cover.

                              AIM SUMMIT FUND, INC.

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SUMMIT FUND, INC. VS. BENCHMARK INDEXES

10/31/89-10/31/99


in thousands
================================================================================
                  AIM Summit
                  Fund, Class I                      Lipper Growth
                  Shares            S&P 500          Fund Index
--------------------------------------------------------------------------------
10/89             9145              10203            10139
10/90             8775              9252             8717
10/91             12439             12344            12330
10/92             13496             13572            13293
10/93             15692             15595            15816
10/94             15788             16197            16139
10/95             20688             20474            20009
10/96             23917             25404            23408
10/97             30740             33559            30050
10/98             33655             40946            34221
10/99             48086             51454            44255
================================================================================
Source: Lipper, Inc.

          Past performance cannot guarantee comparable future results.


ABOUT THIS CHART
The chart compares your fund's Class I shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these benchmarks over the period 10/31/89-10/31/99. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.


AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS I SHARES
 10 years                       17.00%
  5 years                       22.73
  1 year                        30.65


CLASS II SHARES
Inception  (7/19/99)            -5.95%
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of Class II shares will differ from that of Class I shares due to differing fees and expenses.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


          See important fund and index disclosures inside front cover.


                              AIM SUMMIT FUND, INC.

                        ANNUAL REPORT / FOR CONSIDERATION


                                  [PHOTOGRAPH]


WHY GOOD ECONOMIC NEWS SOMETIMES RATTLES MARKETS


You turn on your television and learn the nation's unemployment rate has dropped to its lowest level in decades. This latest tidbit of information enhances an already rosy economic picture. The economy is growing at a brisk pace, wages are rising and consumer spending is on the upswing.
   Later in the day, you hear that financial markets plummeted in reaction to the positive report on unemployment. Why in the world, you wonder, do markets act that way?
   Market observers often comment that "good news on Main Street is bad news on Wall Street." And on the surface, it would appear to be that way at times.

RAPID GROWTH CAN SPUR INFLATION
It's not because the markets are opposed to good economic news. It's because a major school of economic theory holds that when the economy grows too rapidly, it can lead to runaway inflation. For example, if unemployment is extremely low and wages are rising, companies have to pay more to hire and retain employees.
    To cover increases in labor costs, companies may have to raise the prices of their goods and services. If prices are rising faster than wages, consumers are actually losing ground, even if their salaries are increasing.

FED MORE LIKELY TO RAISE INTEREST RATES
Moreover, when inflation looms as a threat, the Federal Reserve Board (the Fed) is more likely to raise interest rates to keep it in check. And when rumors abound that the central bank is about to tighten monetary policy, it can have a disquieting effect on financial markets.
   But if the Fed does raise interest rates slightly as a pre-emptive move against inflation, it's not necessarily a bad thing, even if it causes a short-term drop in markets. One well-known market analyst likened a modest interest-rate hike to a flu shot: while it can cause some temporary discomfort, it can prevent more serious malaise later. As Fed Chairman Alan Greenspan observed, "Modest pre-emptive actions can obviate the need for more drastic actions at a later date."
    In three separate moves in 1999, the central bank raised the federal funds rate--the rate banks charge each other for borrowing surplus reserves--from 4.75% to 5.50%. These moves were a bid to head off inflation, which has been very low in recent years, but threatened to re-emerge because of torrid economic growth.
    Stocks generally react negatively to a Fed interest-rate hike because it means higher borrowing costs for corporations, which can affect their profitability. Bonds also tend to decline in value when their coupons fall below prevailing interest rates.

RESPONSES OF MARKETS CAN BE A LITTLE SURPRISING
Sometimes the markets will greet a Fed rate increase with a collective yawn--that is, the actual announcement of a tightening in monetary policy has very little impact on stocks and bonds. Generally, in such cases, the markets have anticipated a Fed move in the preceding weeks and have adjusted stock and bond prices accordingly.
    Other times markets will actually rally after the Fed announces a rate increase, especially if it is more modest than expected. Such a phenomenon is often referred to as a "relief rally." The Standard & Poor's Composite Index of 500 Stocks (S&P 500) rose 1.57% on June 30, 1999, after the Fed raised rates.
    While past performance cannot guarantee comparable future results, in recent years, Fed rate hikes have only had a transitory impact on the markets. In such scenarios, it is advisable to remain focused on your long-term financial goals and not get too concerned about temporary dips in stock and bond prices.


                              AIM SUMMIT FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-96.11%

AUTO PARTS & EQUIPMENT-0.13%

SPX Corp.(a)                            40,000   $    3,390,000
---------------------------------------------------------------

AUTOMOBILES-0.99%

Ford Motor Co.                         225,000       12,346,875
---------------------------------------------------------------
Porsche A.G., Pfd. (Germany)             5,000       13,624,047
---------------------------------------------------------------
                                                     25,970,922
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.80%

Fleet Boston Corp.                     400,000       17,450,000
---------------------------------------------------------------
Northern Trust Corp.                    36,000        3,476,250
---------------------------------------------------------------
                                                     20,926,250
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.44%

Chase Manhattan Corp. (The)            133,500       11,664,562
---------------------------------------------------------------

BIOTECHNOLOGY-2.39%

Amgen, Inc.(a)                         220,000       17,545,000
---------------------------------------------------------------
Biogen, Inc.(a)                        350,000       25,943,750
---------------------------------------------------------------
Celera Genomics(a)                       5,950          232,794
---------------------------------------------------------------
Genzyme Corp.(a)                       500,000       19,125,000
---------------------------------------------------------------
                                                     62,846,544
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.84%

AT&T Corp.-Liberty Media
  Group-Class A(a)                     250,000        9,921,875
---------------------------------------------------------------
Comcast Corp.-Class A                  200,000        8,425,000
---------------------------------------------------------------
USA Networks, Inc.(a)                   80,500        3,627,531
---------------------------------------------------------------
                                                     21,974,406
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-11.99%

General Instrument Corp.(a)            250,000       13,453,125
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  660,000      110,137,500
---------------------------------------------------------------
Lucent Technologies Inc.               500,000       32,125,000
---------------------------------------------------------------
Motorola, Inc.                         700,000       68,206,250
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                400,000       46,225,000
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                600,000       25,650,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       300,000       18,975,000
---------------------------------------------------------------
                                                    314,771,875
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.39%

International Business Machines
  Corp.                                475,000       46,728,125
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              150,000       15,871,875
---------------------------------------------------------------
                                                     62,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMPUTERS (NETWORKING)-4.67%

Cisco Systems, Inc.(a)               1,200,000   $   88,800,000
---------------------------------------------------------------
Exodus Communications, Inc.(a)         250,000       21,500,000
---------------------------------------------------------------
VeriSign, Inc.(a)                      100,000       12,350,000
---------------------------------------------------------------
                                                    122,650,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.68%

Adaptec, Inc.(a)                       527,000       23,715,000
---------------------------------------------------------------
EMC Corp.(a)                         1,000,000       73,000,000
---------------------------------------------------------------
                                                     96,715,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-17.42%

America Online, Inc.(a)                860,000      111,531,250
---------------------------------------------------------------
Computer Associates
  International, Inc.                  540,000       30,510,000
---------------------------------------------------------------
eBay, Inc.(a)                          250,000       33,781,250
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       300,000       12,093,750
---------------------------------------------------------------
Inktomi Corp.(a)                       330,000       33,474,375
---------------------------------------------------------------
Intuit, Inc.(a)                        600,000       17,475,000
---------------------------------------------------------------
Lycos, Inc.(a)                         430,000       23,005,000
---------------------------------------------------------------
Microsoft Corp.(a)                   1,040,000       96,265,000
---------------------------------------------------------------
RealNetworks, Inc.(a)                  200,000       21,937,500
---------------------------------------------------------------
Unisys Corp.(a)                        450,000       10,912,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              200,000       21,575,000
---------------------------------------------------------------
Yahoo! Inc.(a)                         250,000       44,765,625
---------------------------------------------------------------
                                                    457,326,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.54%

McKesson HBOC, Inc.                    710,000       14,244,375
---------------------------------------------------------------

ELECTRIC COMPANIES-2.05%

Illinova Corp.                         415,000       13,202,187
---------------------------------------------------------------
Niagara Mohawk Holdings, Inc.(a)     1,185,000       18,811,875
---------------------------------------------------------------
Texas Utilities Co.                    560,000       21,700,000
---------------------------------------------------------------
                                                     53,714,062
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.80%

American Power Conversion
  Corp.(a)                             200,000        4,487,500
---------------------------------------------------------------
General Electric Co.                   150,000       20,334,375
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        178,000       18,500,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ELECTRICAL EQUIPMENT-(CONTINUED)

Sanmina Corp.(a)                        45,000   $    4,052,812
---------------------------------------------------------------
                                                     47,375,562
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.70%

Alpha Industries, Inc.(a)              100,000        5,525,000
---------------------------------------------------------------
PE Corp-PE Biosystems Group             23,800        1,544,025
---------------------------------------------------------------
Waters Corp.(a)                        212,000       11,262,500
---------------------------------------------------------------
                                                     18,331,525
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-6.36%

Analog Devices, Inc.(a)                150,000        7,968,750
---------------------------------------------------------------
Broadcom Corp.-Class A(a)              380,000       48,568,750
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              157,000       12,393,187
---------------------------------------------------------------
Microchip Technology, Inc.(a)          134,300        8,947,737
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    600,000       56,550,000
---------------------------------------------------------------
Texas Instruments, Inc.                260,000       23,335,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         200,000        9,175,000
---------------------------------------------------------------
                                                    166,938,424
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.30%

McDermott International, Inc.          435,000        7,884,375
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.14%

KLA-Tencor Corp.(a)                     45,000        3,563,437
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.54%

American Express Co.                    44,000        6,776,000
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                        117,938        4,304,737
---------------------------------------------------------------
Citigroup, Inc.                        510,000       27,603,750
---------------------------------------------------------------
Fannie Mae                             104,600        7,400,450
---------------------------------------------------------------
Freddie Mac                            280,000       15,137,500
---------------------------------------------------------------
MGIC Investment Corp.                  530,000       31,667,500
---------------------------------------------------------------
                                                     92,889,937
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.20%

Abbott Laboratories                    127,000        5,127,625
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.24%

Watson Pharmaceuticals, Inc.(a)        200,000        6,350,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.90%

Lilly (Eli) & Co.                       76,800        5,289,600
---------------------------------------------------------------
Pfizer, Inc.                           270,000       10,665,000
---------------------------------------------------------------
Schering-Plough Corp.                  155,200        7,682,400
---------------------------------------------------------------
                                                     23,637,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.03%

Health Management Associates,
  Inc.-Class A(a)                    3,060,000   $   27,157,500
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.47%

Manor Care, Inc.(a)                    780,000       12,285,000
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.04%

United Healthcare Corp.                530,000       27,394,375
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.74%

Beckman Coulter, Inc.                  330,000       15,180,000
---------------------------------------------------------------
Guidant Corp.                          620,000       30,612,500
---------------------------------------------------------------
                                                     45,792,500
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.93%

AXA Financial, Inc.                    508,000       16,287,750
---------------------------------------------------------------
UnumProvident Corp.                    250,000        8,234,375
---------------------------------------------------------------
                                                     24,522,125
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.03%

American International Group,
  Inc.                                 261,937       26,963,140
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.48%

XL Capital Ltd.-Class A                235,000       12,616,562
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.74%

Lehman Brothers Holdings, Inc.          40,000        2,947,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       154,000       16,988,125
---------------------------------------------------------------
Schwab (Charles) Corp. (The)           660,000       25,698,750
---------------------------------------------------------------
                                                     45,634,375
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.78%

Mattel, Inc.                         1,540,000       20,597,500
---------------------------------------------------------------

LODGING-HOTELS-0.46%

Carnival Corp.                         272,000       12,104,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.64%

Tyco International Ltd.                200,000        7,987,500
---------------------------------------------------------------
United Technologies Corp.              145,000        8,772,500
---------------------------------------------------------------
                                                     16,760,000
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.61%

Parker Hannifin Corp.                  350,000       16,034,375
---------------------------------------------------------------

NATURAL GAS-0.47%

Coastal Corp. (The)                    293,600       12,367,900
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-2.06%

Diamond Offshore Drilling, Inc.        380,000       12,065,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

ENSCO International, Inc.              580,000   $   11,237,500
---------------------------------------------------------------
Schlumberger Ltd.                      260,000       15,746,250
---------------------------------------------------------------
Transocean Offshore, Inc.              555,000       15,089,063
---------------------------------------------------------------
                                                     54,137,813
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.70%

Atlantic Richfield Co.                 142,000       13,232,625
---------------------------------------------------------------
USX-Marathon Group                     175,500        5,111,438
---------------------------------------------------------------
                                                     18,344,063
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.12%

Georgia Pacific Group                  380,000       15,081,250
---------------------------------------------------------------
International Paper Co.                270,000       14,208,750
---------------------------------------------------------------
                                                     29,290,000
---------------------------------------------------------------

PUBLISHING-0.68%

Dow Jones & Co., Inc.                  194,000       11,931,000
---------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)            60,000        3,577,500
---------------------------------------------------------------
Reader's Digest Association,
  Inc.-Class A                          75,000        2,418,750
---------------------------------------------------------------
                                                     17,927,250
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.50%

Starwood Hotels & Resorts
  Worldwide, Inc.                      575,000       13,189,063
---------------------------------------------------------------

RESTAURANTS-0.10%

Tricon Global Restaurants,
  Inc.(a)                               65,000        2,612,188
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.58%

Home Depot, Inc. (The)                 200,000       15,100,000
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.45%

Best Buy Co., Inc.(a)                  544,800       30,270,450
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                                180,000        7,683,750
---------------------------------------------------------------
                                                     37,954,200
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.38%

Federated Department Stores,
  Inc.(a)                              440,000       18,782,500
---------------------------------------------------------------
Kohl's Corp.(a)                        100,000        7,481,250
---------------------------------------------------------------
Saks, Inc.(a)                          575,000        9,882,813
---------------------------------------------------------------
                                                     36,146,563
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.18%

Family Dollar Stores, Inc.             225,000        4,640,625
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.44%

Kroger Co. (The)(a)                    551,000       11,467,688
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-1.58%

Dayton Hudson Corp.                    289,000       18,676,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (GENERAL MERCHANDISE)-(CONTINUED)

Wal-Mart Stores, Inc.                  400,000   $   22,675,000
---------------------------------------------------------------
                                                     41,351,625
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.44%

Bed Bath & Beyond, Inc.(a)             225,000        7,495,313
---------------------------------------------------------------
Linens 'n Things, Inc.(a)              100,000        3,975,000
---------------------------------------------------------------
                                                     11,470,313
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.15%

Abercrombie & Fitch Co.-Class
  A(a)                                  86,000        2,343,500
---------------------------------------------------------------
American Eagle Outfitters,
  Inc.(a)                              275,000       11,773,438
---------------------------------------------------------------
Gap, Inc. (The)                        150,000        5,568,750
---------------------------------------------------------------
Intimate Brands, Inc.                   81,270        3,332,070
---------------------------------------------------------------
Talbots, Inc. (The)                    150,000        7,059,375
---------------------------------------------------------------
                                                     30,077,133
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.99%

Omnicom Group, Inc.                    150,000       13,200,000
---------------------------------------------------------------
Outdoor Systems, Inc.(a)               300,000       12,712,500
---------------------------------------------------------------
                                                     25,912,500
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.45%

Cintas Corp.                           123,700        7,452,925
---------------------------------------------------------------
Gartner Group, Inc.-Class B(a)           7,812           73,238
---------------------------------------------------------------
IMS Health, Inc.                        60,000        1,740,000
---------------------------------------------------------------
Viad Corp.                             100,000        2,456,250
---------------------------------------------------------------
                                                     11,722,413
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.13%

Brocade Communications Systems,
  Inc.(a)                              110,000       29,590,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.66%

Concord EFS, Inc.(a)                   450,000       12,178,125
---------------------------------------------------------------
First Data Corp.                       480,000       21,930,000
---------------------------------------------------------------
National Data Corp.                     80,000        1,920,000
---------------------------------------------------------------
Paychex, Inc.                          192,037        7,561,457
---------------------------------------------------------------
                                                     43,589,582
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.81%

Western Wireless Corp.-Class A(a)      400,000       21,150,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.65%

AT&T Corp.                             355,000       16,596,250
---------------------------------------------------------------
Global TeleSystems Group, Inc.(a)      700,000       16,756,250
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  422,926       36,292,337
---------------------------------------------------------------
                                                     69,644,837
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TELEPHONE-1.59%

Bell Atlantic Corp.                    200,000   $   12,987,500
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)               800,000       28,800,000
---------------------------------------------------------------
                                                     41,787,500
---------------------------------------------------------------

WASTE MANAGEMENT-0.54%

Waste Management, Inc.                 778,000       14,295,750
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,615,087,599)                             2,522,522,589
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

CONVERTIBLE BONDS & NOTES-0.87%

COMPUTERS (PERIPHERALS)-0.36%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                  $ 1,450,000        9,348,875
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.51%

Level 3 Communications Inc.,
  Conv. Bonds, 6.00%, 09/15/09     $11,000,000   $   13,530,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes (Cost $12,998,720)                       22,878,875
---------------------------------------------------------------

                                     SHARES

MONEY MARKET FUNDS-3.46%

STIC Liquid Assets Portfolio(b)     45,440,308       45,440,308
---------------------------------------------------------------
STIC Prime Portfolio(b)             45,440,308       45,440,308
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $90,880,616)                             90,880,616
---------------------------------------------------------------

TOTAL INVESTMENTS-100.44%                         2,636,282,080
---------------------------------------------------------------

LIABILITIES LESS OTHER
  ASSETS-(0.44%)                                    (11,667,071)
---------------------------------------------------------------

NET ASSETS-100.00%                               $2,624,615,009
===============================================================

                                         Abbreviations:

                                         ADR   - American Depositary Receipt
                                         Conv. - Convertible
                                         Pfd.  - Preferred
                                         Sub.  - Subordinated

                                         Notes to Schedule of Investment:

                                        (a)
                                            Non-income producing security.
                                        (b)
                                            The security shares the same
                                            investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at market value (cost
  $1,718,966,935)                              $2,636,282,080
-------------------------------------------------------------
Receivables for:
  Capital stock sold                                   99,498
-------------------------------------------------------------
  Dividends and interest                            1,053,988
-------------------------------------------------------------
Investment for deferred compensation plan              48,076
-------------------------------------------------------------
Other assets                                           12,253
-------------------------------------------------------------
    Total assets                                2,637,495,895
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            10,772,227
-------------------------------------------------------------
  Capital stock reacquired                            469,021
-------------------------------------------------------------
  Deferred compensation                                48,076
-------------------------------------------------------------
Accrued advisory fees                               1,342,674
-------------------------------------------------------------
Accrued administrative services fees                   10,000
-------------------------------------------------------------
Accrued directors' fees                                 1,448
-------------------------------------------------------------
Accrued operating expenses                            237,440
-------------------------------------------------------------
    Total liabilities                              12,880,886
-------------------------------------------------------------
Net assets applicable to shares outstanding    $2,624,615,009
=============================================================

NET ASSETS:

Class I                                        $2,623,900,667
-------------------------------------------------------------
Class II                                       $      714,342
-------------------------------------------------------------

Capital stock, $0.01 par value per share:

Class I:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     130,118,500
=============================================================
Class II
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                          35,504
=============================================================
Class I
  Net asset value and redemption price per
    share                                      $        20.17
=============================================================
Class II
  Net asset value and redemption price per
    share                                      $        20.12
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $72,416 foreign withholding
  tax)                                          $ 10,836,685
------------------------------------------------------------
Interest                                           4,978,635
------------------------------------------------------------
    Total investment income                       15,815,320
------------------------------------------------------------

EXPENSES:

Advisory fees                                     15,096,393
------------------------------------------------------------
Administrative services fees                         114,068
------------------------------------------------------------
Custodian fees                                       231,799
------------------------------------------------------------
Directors' fees                                       22,879
------------------------------------------------------------
Transfer agent fees                                   49,863
------------------------------------------------------------
Other                                                467,498
------------------------------------------------------------
    Total expenses                                15,982,500
------------------------------------------------------------
Less: Expenses paid indirectly                       (28,145)
------------------------------------------------------------
    Net expenses                                  15,954,355
------------------------------------------------------------
Net investment income (loss)                        (139,035)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          418,809,758
------------------------------------------------------------
  Foreign currencies                                (275,578)
------------------------------------------------------------
                                                 418,534,180
============================================================

CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF:

  Investment securities                          367,179,343
------------------------------------------------------------
  Foreign currencies                                  (3,322)
============================================================
                                                 367,176,021
============================================================
    Net gain from investment securities and
      foreign currencies                         785,710,201
============================================================
Net increase in net assets resulting from
  operations                                    $785,571,166
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $     (139,035)   $    4,083,684
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities foreign
    currencies, futures and options contracts                    418,534,180       123,367,355
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            367,176,021        30,378,725
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      785,571,166       157,829,764
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
  income-Class I                                                  (4,242,441)       (1,659,397)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains-Class I   (112,082,098)     (156,547,424)
----------------------------------------------------------------------------------------------
Share transactions-net:
----------------------------------------------------------------------------------------------
  Class I                                                        124,655,784       180,175,249
----------------------------------------------------------------------------------------------
  Class II                                                           680,370                --
----------------------------------------------------------------------------------------------
       Net increase in net assets                                794,582,781       179,798,192
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          1,830,032,228     1,650,234,036
----------------------------------------------------------------------------------------------
  End of period                                               $2,624,615,009    $1,830,032,228
==============================================================================================

NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $1,290,320,756    $1,158,384,602
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (94,294)        4,164,155
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    417,073,402       117,344,347
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           917,315,145       550,139,124
----------------------------------------------------------------------------------------------
                                                              $2,624,615,009    $1,830,032,228
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund consists of two classes of shares: Class I shares and Class II shares. Class II shares commenced sales on July 19, 1999. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $123,027, undistributed net realized gains decreased by $6,723,027 and paid-in capital increased by $6,600,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Prior to June 30, 1999, AIM had a sub-advisory agreement with TradeStreet Investment Associates, ("TradeStreet").
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $114,068 for such services.
  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class II shares (the "Distribution Plan"). The Fund , pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class II shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of Class II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class II shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Class II shares. During the period July 19, 1999 (date sales commenced) through October 31, 1999, the Class II shares paid AIM Distributors $195 as compensation under the Plans.
  During the year ended October 31, 1999, the Fund paid legal fees of $8,316 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors. Certain officers and directors of the Fund are officers of AIM and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $28,145 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $28,145 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $2,104,224,796 and $2,129,918,843, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $973,683,957
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (65,121,247)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $908,562,710
=========================================================

* Cost of investments for tax purposes is $1,727,719,370.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class I                                                      13,483,892   $ 237,827,156    13,962,660   $ 208,683,626
-----------------------------------------------------------------------------------------------------------------------
  Class II*                                                        36,977         708,414            --              --
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class I                                                       7,006,133     112,308,495    11,672,671     154,897,796
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class I                                                     (12,707,834)   (225,479,867)  (12,194,909)   (183,406,173)
-----------------------------------------------------------------------------------------------------------------------
  Class II*                                                        (1,473)        (28,044)           --              --
-----------------------------------------------------------------------------------------------------------------------
                                                                7,817,695   $ 125,336,154    13,440,422   $ 180,175,249
=======================================================================================================================

* Class II shares commenced sales on July 19, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended October 31, 1999 for Class I shares and for the period July 19, 1999 (date sales commenced) through October 31, 1999 for Class II shares.

                                                                                                                      CLASS II
                                                                                                                    JULY 19, 1999
                                                                             CLASS I                                     TO
                                                 ----------------------------------------------------------------    OCTOBER 31,
                                                    1999           1998         1997         1996         1995          1999
                                                 ----------     ----------   ----------   ----------   ----------   -------------
Net asset value, beginning of period             $    14.96     $    15.15   $    12.99   $    12.14   $     9.78      $20.68
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Income from investment operations:
  Net investment income                                  --           0.03         0.02         0.04         0.04          --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
  Net gains (losses) on securities (both
    realized and unrealized)                           6.16           1.23         3.34         1.69         2.81       (0.56)
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
    Total from investment operations                   6.16           1.26         3.36         1.73         2.85       (0.56)
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Less distributions:
  Dividends from net investment income                (0.04)         (0.02)       (0.03)       (0.03)       (0.10)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
  Distributions from net realized gains               (0.91)         (1.43)       (1.17)       (0.85)       (0.39)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
    Total distributions                               (0.95)         (1.45)       (1.20)       (0.88)       (0.49)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Net asset value, end of period                   $    20.17     $    14.96   $    15.15   $    12.99   $    12.14      $20.12
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Total return(a)                                       42.79%          9.49%       28.53%       15.61%       31.03%      (2.71)%
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $2,623,901     $1,830,032   $1,650,234   $1,261,008   $1,050,011      $  714
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratio of expenses to average net assets                0.67%(b)       0.67%        0.68%        0.70%        0.71%       1.46%(c)
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratio of net investment income (loss) to
  average net assets                                  (0.01)%(b)      0.23%        0.11%        0.29%        0.33%      (0.80)%(c)
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Portfolio turnover rate                                  92%            83%          88%         118%         126%         92%
===============================================  ==========     ==========   ==========   ==========   ==========      ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $2,381,357,904.
(c) Ratios are annualized and based on average net assets of $227,867.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Summit Fund, Inc:

                       We have audited the accompanying statement of assets and liabilities of the AIM Summit Fund, Inc., including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                              OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                Charles T. Bauer                              11 Greenway Plaza
Chairman                                        Chairman                                      Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                Robert H. Graham
Bruce L. Crockett                               President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                    Carol F. Relihan                              A I M Advisors, Inc.
Formerly Director, President, and               Senior Vice President and Secretary           11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                              Gary T. Crum                                  Houston, TX 77046
                                                Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                        Dana R. Sutton
Cortland Trust Inc.                             Vice President and Treasurer                  Boston Financial Data Services, Inc.
                                                                                              P.O. Box 8300
Edward K. Dunn Jr.                              Melville B. Cox                               Boston, MA 02266-8300
Chairman, Mercantile Mortgage Corp.;            Vice President
Formerly Vice Chairman and President,                                                         CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and        Mary J. Benson
President, Mercantile Bankshares                Assistant Vice President and                  State Street Bank and Trust Company
                                                Assistant Treasurer                           225 Franklin Street
Jack Fields                                                                                   Boston, MA 02110
Chief Executive Officer                         Sheri Morris
Texana Global, Inc.;                            Assistant Vice President and                  COUNSEL TO THE FUND
Formerly Member                                 Assistant Treasurer
of the U.S. House of Representatives                                                          Ballard Spahr
                                                Renee A. Friedli                              Andrews & Ingersoll, LLP
Carl Frischling                                 Assistant Secretary                           1735 Market Street
Partner                                                                                       Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP           P. Michelle Grace
                                                Assistant Secretary                           COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer           Nancy L. Martin                               Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                     Assistant Secretary                           919 Third Avenue
                                                                                              New York, NY 10022
Prema Mathai-Davis                              Ofelia M. Mayo
Chief Executive Officer, YWCA of the U.S.A.;    Assistant Secretary                           DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,    Lisa A. Moss                                  A I M Distributors, Inc.
Metropolitan Transportation Authority of        Assistant Secretary                           11 Greenway Plaza
New York State                                                                                Suite 100
                                                Kathleen J. Pflueger                          Houston, TX 77046
Lewis F. Pennock                                Assistant Secretary
Attorney                                                                                      AUDITORS
                                                Samuel D. Sirko
Louis S. Sklar                                  Assistant Secretary                           KPMG LLP
Executive Vice President                                                                      700 Louisiana
Hines Interests                                 Stephen I. Winer                              Houston, TX 77002
Limited Partnership                             Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Summit Fund paid ordinary dividends in the amount of $0.0345 per share to shareholders during its tax year ended October 31, 1999. Of this amount, 27.38% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $118,682,098 during its tax year ended October 31, 1999.

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                               MONEY MARKET FUNDS                        A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Money Market Fund                     leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund                  since 1976 and managed approximately
AIM Capital Development Fund                                                         $120 billion in assets for more than 6.4
AIM Constellation Fund                     INTERNATIONAL GROWTH FUNDS                million shareholders, including
AIM Dent Demographic Trends Fund           AIM Advisor International Value Fund      individual investors, corporate clients
AIMLarge Cap Growth Fund                   AIM Asian Growth Fund                     and Financial institutions, as of
AIM Mid Cap Equity Fund                    AIM Developing Markets Fund               September 30, 1999.
AIM Mid Cap Growth Fund                    AIM Euroland Growth Fund4                     The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund             AIM European Development Fund             Trademark-- is distributed nationwide,
AIM Select Growth Fund                     AIM International Equity Fund             and AIM today is the 10th-largest mutual
AIM Small Cap Growth Fund(2)               AIM Japan Growth Fund                     fund complex in the United States in
AIM Small Cap Opportunities Fund(3)        AIM Latin American Growth Fund            assets under management, according to
AIM Value Fund                             AIM New Pacific Growth Fund               Strategic Insight, an independent mutual
AIM Weingarten Fund                                                                  fund monitor.
                                           GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                      AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                      AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund               GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                          AIM Global Growth & Income Fund
AIM Basic Value Fund                       AIM Global Utilities Fund
AIM Charter Fund
                                           GLOBAL INCOME FUNDS
INCOME FUNDS                               AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                     AIM Global Government Income Fund
AIM High Yield Fund                        AIM Global Income Fund
AIM High Yield Fund II                     AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund           THEME FUNDS
AIM Limited Maturity Treasury Fund         AIM Global Consumer Products and Services Fund
                                           AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                      AIM Global Health Care Fund
AIM High Income Municipal Fund             AIM Global Infrastructure Fund
AIM Municipal Bond Fund                    AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund             AIM Global Trends Fund(6)



(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your Financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


                                                         [AIM LOGO APPEARS HERE]

                                                          Invest with DISCIPLINE
                                                        --Registered Trademark--


AIM Distributors, Inc.
                                                                        SUM-AR-1